                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5970

                               CASH ACCOUNT TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois, 60606
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        04/30

Date of reporting period:       04/30/05

ITEM 1.  REPORT TO STOCKHOLDERS

ANNUAL REPORT TO SHAREHOLDERS

Premium Reserve
Money Market
Shares Fund #97

Institutional
Money Market
Shares Fund #146

Money Market Portfolio

April 30, 2005

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, visit scudder.com. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Portfolio Management Review

In the following interview, Portfolio Manager Geoffrey Gibbs discusses Cash Account Trust — Money Market Portfolio's performance and the market environment for the 12-month period ended April 30, 2005.

Q:  Will you discuss the market environment for the portfolio during the 12-month period?

A:  Following months of reasonable gross domestic product growth, or GDP, accompanied by a stubbornly anemic jobs reports in late 2003/early 2004, the April 2004 nonfarm payroll report citing 300,000 new jobs demonstrated that the US economy was in full recovery, meaning that the Federal Reserve Board (the Fed) would soon begin to raise rates. This signaled a dramatic change for the fixed-income markets, including money market securities. It also indicated that the yield curve would steepen substantially, meaning that longer-term money market rates would move higher than shorter-term rates.1

1 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as ``steep'' this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

2 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

With the job market seemingly back on track, the Fed began spelling out what came to be known as its "measured-pace" policy. Under this policy, the Fed has been inching up the federal funds rate by 25 basis points (0.25%) at each of its seven policy meetings beginning in June 2004 and extending through March 2005. At the close of the fund's fiscal year on April 30, 2005, the federal funds rate stood at 2.75%, up from 1.00% at the start of  2004.

In the second half of 2004, the US economic expansion displayed resiliency, maintaining a 4% growth rate while weathering a spike in oil prices up to $55 per barrel. As we moved into the fourth quarter of 2004 and the first quarter of 2005, corporate pricing power (the ability of companies to raise prices to boost profits while retaining market share) began to strengthen as inflationary pressures took hold. Monthly job growth remained an economic indicator for the market, but the market's focus gradually shifted to a careful watch for signs of increased inflation. The one-year LIBOR rate, an industry standard for measuring one-year money market rates, closed 2004 at 3.10%, its highest level since March 2002.2 At the end of April 2005, LIBOR stood at 3.68%. The premium level of LIBOR (which is set by the market) over the fed funds rate (which is fixed by the Federal Reserve) of 2.75% represented two factors: (1) the market's concern that the Fed may have to raise short-term interest rates more aggressively if inflation begins to accelerate and (2) the fact that many market participants reevaluated their portfolios and sold some riskier credits following announcements of credit problems in the automobile and airline industries; these actions tended to boost yields and depress prices in the credit markets overall.

Q:  How did the portfolio perform over its most recent fiscal year?

A:  For the period, the portfolio registered favorable performance and achieved its stated objective of providing maximum current income while maintaining stability of capital. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

Q:  In light of market conditions during the period, what has been the strategy for the Money Market Portfolio?

A:  In the second quarter of 2004, as stated above, one-year money market rates rose sharply in response to concerns that the Fed would raise short-term interest rates aggressively over the next 12 to 24 months. Our strategy was to decrease the fund's average maturity in order to reduce risk, limiting our purchases to three-month-maturity issues and shorter.3 As we moved into the fourth quarter of 2004 and the first quarter of this year, with one-year money market rates stabilizing somewhat, we adjusted the fund's weighted average maturity target back up to approximately 40 days to capture some additional yield. We believe the portfolio's current positioning is in line with the market's expectation of a steady series of fed funds rate hikes.

3 Shorter-term securities are generally less risky than longer-term securities and are therefore potentially more attractive in a difficult environment.

4 A repurchase agreement (repo) is an agreement between a seller and a buyer, usually of government securities, in which the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as interest-bearing, short-term ``parking places'' for large sums of money.

During the period, we maintained a target allocation of approximately 20% in floating-rate securities. The interest rate of floating-rate securities adjusts periodically based on indices such as LIBOR and the federal funds rate. Because the interest rates of

Portfolio Performance
As of April 30, 2005

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

7-Day Current Yield
Premium Reserve Money Market Shares	2.34%
Institutional Money Market Shares	2.70%

Yields are historical, will fluctuate, and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolios over a 7-day period expressed as an annual percentage rate. For the most current yield information, visit our Web site at www.scudder.com.

these instruments adjust as market conditions change, the instruments can provide flexibility in an uncertain interest rate environment. Our decision to maintain this allocation helped performance during the period. The remainder of the Money Market Portfolio is invested in fixed-rate securities, certificates of deposit and repurchase agreements.4

Q:  What detracted from performance during the period?

A:  In December, we kept additional cash on hand — as we do each year — to meet any tax-related redemptions as well as investors' year-end liquidity needs. This detracted somewhat from yield and total return.

Q:  Will you describe your investment philosophy?

A:  We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

A group of investment professionals is responsible for the day-to-day management of the fund. These professionals have a broad range of experience managing money market funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period stated above. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2005
Actual Fund Return	Premium Reserve Money Market Shares	Institutional Money Market Shares
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,009.10	$ 1,010.80
Expenses Paid per $1,000*	$ 2.99	$ 1.25
Hypothetical 5% Fund Return	Premium Reserve Money Market Shares	Institutional Money Market Shares
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,021.82	$ 1,023.55
Expenses Paid per $1,000*	$ 3.01	$ 1.25

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
Premium Reserve Money Market Shares	.60%
Institutional Money Market Shares	.25%

For more information, please refer to the Portfolio's prospectus.

Portfolio Summary

Cash Account Trust — Money Market Portfolio

Asset Allocation	4/30/05	4/30/04

Commercial Paper	36%	33%
Certificates of Deposit and Bank Notes	28%	24%
Short Term Notes	11%	33%
Time Deposits	11%	—
US Government Sponsored Agencies+	6%	6%
Repurchase Agreements	4%	4%
Promissory Notes	4%	—
	100%	100%

+ Not backed by the full faith and credit of the US Government

Weighted Average Maturity
Cash Account Trust — Money Market Portfolio	37 days	74 days
First Tier Retail Money Fund Average*	35 days	53 days

* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation is subject to change. For more complete details about the Portfolio's holdings, see pages 7-10. A quarterly fact sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Portfolio of Investments as of April 30, 2005

Money Market Portfolio	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 28.2%
Abbey National PLC, 2.8%, 5/3/2005	50,000,000	50,000,000
Barclays Bank PLC:
3.01%, 6/21/2005	40,000,000	39,997,969
3.02%, 6/30/2005	95,000,000	94,999,960
3.06%, 8/9/2005	46,000,000	46,000,000
Calyon:
2.8%, 5/3/2005	40,000,000	40,000,000
3.02%, 9/20/2005	30,000,000	29,996,454
Credit Suisse First Boston:
2.8%, 5/3/2005	80,000,000	80,000,000
2.805%, 5/3/2005	75,000,000	75,000,000
Depfa Bank PLC, 2.75%, 5/2/2005	40,000,000	40,000,000
Dexia Banque Belgique, 3.015%, 6/22/2005	50,000,000	50,000,359
First Tennessee Bank NA, 2.8%, 5/3/2005	30,000,000	30,000,000
HBOS Treasury Services PLC:
2.97%, 8/18/2005	60,000,000	60,000,000
3.04%, 7/5/2005	50,000,000	50,000,000
Landesbank Baden Wurttemberg, 2.97%, 6/16/2005	20,000,000	19,998,922
Landesbank Hessen-Thuringen Girozentrale, 3.06%, 7/5/2005	50,000,000	50,002,688
LaSalle Bank, 3.23%, 2/3/2006	100,000,000	100,000,000
M&I Marshall & Isley Bank, 3.04%, 6/29/2005	33,000,000	33,000,000
Northern Rock PLC, 3.0%, 6/22/2005	47,000,000	47,000,000
Royal Bank of Scotland PLC, 2.81%, 5/3/2005	40,000,000	40,000,000
Societe Generale:
2.8%, 5/3/2005	60,000,000	60,000,000
2.955%, 8/8/2005	70,000,000	70,000,948
Toronto Dominion Bank, 2.505%, 5/27/2005	30,000,000	30,000,107
UBS AG, 2.815%, 5/3/2005	50,000,000	50,000,000
Total Certificates of Deposit and Bank Notes (Cost $1,185,997,407)		1,185,997,407

Commercial Paper** 35.6%
AB Spintab, 3.01%, 7/1/2005	17,500,000	17,410,745
Apreco, LLC:
2.95%, 5/2/2005	75,000,000	74,993,854
3.04%, 6/22/2005	45,000,000	44,802,400
Blue Ridge Asset Funding Corp., 2.82%, 5/5/2005	70,000,000	69,978,067
British Transco Capital, Inc.:
2.705%, 5/9/2005	50,000,000	49,969,944
2.77%, 5/6/2005	20,000,000	19,992,306
Calyon North America, Inc., 2.85%, 5/5/2005	45,000,000	44,985,750
Cancara Asset Securitization LLC, 2.81%, 5/3/2005	30,000,000	29,995,317
Charta LLC:
2.8%, 5/2/2005	40,000,000	39,996,889
2.95%, 5/2/2005	133,850,000	133,839,031
CIT Group, Inc.:
2.62%, 6/17/2005	22,926,000	22,847,581
2.93%, 8/15/2005	30,000,000	29,741,183
Colgate-Palmolive Co., 2.99%, 5/11/2005	30,000,000	29,975,083
CRC Funding LLC, 3.04%, 6/23/2005	67,000,000	66,700,138
Depfa Bank PLC, 3.01%, 7/1/2005	50,000,000	49,744,986
General Electric Capital Corp., 3.01%, 7/1/2005	50,000,000	49,744,986
General Electric Co., 3.0%, 6/28/2005	80,000,000	79,613,333
Giro Funding US Corp.:
3.0%, 5/26/2005	20,000,000	19,958,333
3.0%, 5/27/2005	25,000,000	24,945,834
HSBC USA, Inc., 3.05%, 6/28/2005	26,000,000	25,872,239
National Australia Funding, Inc., 2.815%, 5/4/2005	50,000,000	49,988,271
Northern Rock PLC, 3.01%, 7/1/2005	100,000,000	99,489,972
Perry Global Funding LLC:
Series A, 2.89%, 5/12/2005	25,000,000	24,977,923
Series A, 2.985%, 6/20/2005	60,000,000	59,751,250
RWE AG:
2.91%, 8/1/2005	32,755,000	32,511,412
2.92%, 8/2/2005	25,000,000	24,811,417
Sanofi-Aventis:
3.0%, 6/13/2005	20,000,000	19,928,333
3.01%, 6/13/2005	16,000,000	15,942,476
SBC Communications, Inc., 2.84%, 5/4/2005	25,000,000	24,994,083
Societe Generale North America, Inc., 2.97%, 9/12/2005	75,000,000	74,170,875
State Street Corp., 2.94%, 5/2/2005	35,660,000	35,657,088
Swedbank AB, 3.0%, 7/1/2005	23,200,000	23,082,067
Swedish National Housing Finance Corp., 3.04%, 6/27/2005	30,000,000	29,855,600
Total SA, 2.94%, 5/2/2005	18,757,000	18,755,468
Verizon Network Funding Corp., 2.81%, 5/4/2005	40,000,000	39,990,633
Total Commercial Paper (Cost $1,499,014,867)		1,499,014,867

Short Term Notes* 11.0%
Associates Corp. of North America, 3.19%, 6/27/2005	10,500,000	10,500,000
BMW US Capital LLC, 144A, 2.924%, 4/15/2010	20,000,000	20,000,000
Canadian Imperial Bank of Commerce, 3.004%, 5/15/2006	45,000,000	45,019,774
Depfa Bank PLC, 3.01%, 9/15/2005	25,000,000	25,000,000
HSBC Finance Corp., 2.98%, 10/25/2005	25,000,000	25,000,000
International Business Machines Corp., 2.88%, 12/8/2005	30,000,000	30,000,000
Lehman Brothers Holdings, Inc., Series G, 3.2%, 12/23/2005	30,000,000	30,023,190
Merrill Lynch & Co., Inc., 2.9%, 2/3/2009	30,000,000	30,000,000
Morgan Stanley:
2.86%, 2/3/2006	30,000,000	30,000,000
2.99%, 2/3/2006	25,000,000	25,000,000
3.07%, 11/15/2005	45,000,000	45,000,000
3.08%, 5/24/2005	50,000,000	50,000,000
National City Bank of Cleveland:
2.905%, 6/10/2005	25,000,000	25,000,966
2.945%, 5/24/2005	20,000,000	20,000,000
Pfizer, Inc., 144A, 2.85%, 10/7/2005	20,000,000	20,000,000
Tango Finance Corp., 144A, 2.82%, 2/10/2006	30,000,000	29,997,714
Total Short Term Notes (Cost $460,541,644)		460,541,644

US Government Sponsored Agencies 5.5%
Federal Home Loan Mortgage Corp.:
2.725%*, 11/7/2005	25,000,000	25,000,000
3.083%*, 10/7/2005	70,000,000	70,000,000
Federal National Mortgage Association:
2.77%*, 9/7/2006	60,000,000	59,939,630
2.99%*, 10/3/2005	55,000,000	54,984,762
3.0%**, 7/1/2005	20,000,000	19,898,333
Total US Government Sponsored Agencies (Cost $229,822,725)		229,822,725

Funding Agreements 0.6%
New York Life Insurance Co., 3.123%, 9/20/2005 (Cost $25,000,000)	25,000,000	25,000,000

Promissory Notes 4.0%
Goldman Sachs Group, Inc.:
3.04%*, 8/10/2005	60,000,000	60,000,000
3.09%*, 5/26/2005	110,000,000	110,000,000
Total Promissory Notes (Cost $170,000,000)		170,000,000
Municipal Investments 0.2%
Massachusetts, State Housing Finance Agency Revenue, Avalon at Newton, Series A, 3.0%*, 12/1/2034, JPMorgan Chase Bank (b) (Cost $9,890,000)	9,890,000	9,890,000

Time Deposits 10.7%
Bank of Tokyo Mitsubishi, 2.83%, 5/3/2005	50,000,000	50,000,000
Fifth Third Bank, 2.95%, 5/2/2005	200,000,000	200,000,000
Natexis Banque Populaires, 3.0%, 5/2/2005	200,000,000	200,000,000
Total Time Deposits (Cost $450,000,000)		450,000,000

Repurchase Agreements 4.2%
Morgan Stanley, 2.97%, dated 4/29/2005, to be repurchased at $173,042,818 on 5/2/2005 (c)	173,000,000	173,000,000
State Street Bank and Trust Co., 2.83%, dated 4/29/2005, to be repurchased at $3,685,869 on 5/2/2005 (d)	3,685,000	3,685,000
Total Repurchase Agreements (Cost $176,685,000)		176,685,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,206,951,643) (a)	100.0	4,206,951,643
Other Assets and Liabilities, Net	(0.0)	1,573,054
Net Assets	100.0	4,208,524,697

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2005.

** Annualized yield at the time of purchase; not a coupon rate.

(a) Cost for federal income tax purposes was $4,206,951,643.

(b) Security incorporates a letter of credit from a major bank.

(c) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

73,000,000	Federal National Mortgage Association	4.625	5/1/2013	74,167,858
12,215,000	Federal Home Loan Mortgage Corp.	4.5 - 5.75	4/15/2008 - 5/6/2013	12,515,056
89,655,000	Federal Home Loan Bank	2.36 - 5.81	6/5/2006 - 2/28/2023	90,023,358
Total Collateral Value				176,706,272

(d) Collateralized by $3,735,000 Federal Home Loan Mortgage Corp., 1.75%, maturing on 5/15/2005 with a value of $3,762,897.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2005
Assets	Money Market Portfolio
Investments: Investments in securities, at amortized cost	$ 4,030,266,643
Repurchase agreements, at amortized cost	176,685,000
Total investments in securities, at amortized cost	4,206,951,643
Receivable for investments sold	35,000
Interest receivable	6,447,583
Receivable for Fund shares sold	124,032
Other assets	135,746
Total assets	4,213,694,004
Liabilities
Due to custodian bank	9,996
Dividends payable	378,288
Payable for Fund shares redeemed	610,466
Accrued management fee	539,128
Other accrued expenses and payables	3,631,429
Total liabilities	5,169,307
Net assets, at value	$ 4,208,524,697
Net Assets
Net assets consist of: Undistributed net investment income	107,749
Accumulated net realized gain (loss)	(785,503)
Paid-in capital	4,209,202,451
Net assets, at value	$ 4,208,524,697

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2005 (continued)
Net Asset Value	Money Market Portfolio
Davidson Cash Equivalent Shares Net assets applicable to shares outstanding	$ 316,326,566
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	316,326,539
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
Davidson Cash Equivalent Plus Shares Net assets applicable to shares outstanding	$ 109,113,435
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	109,113,426
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
Institutional Money Market Shares* Net assets applicable to shares outstanding	$ 74,652,199
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	74,649,314
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
Institutional Select Money Market Shares Net assets applicable to shares outstanding	$ 1,242
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	1,241
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
Premier Money Market Shares Net assets applicable to shares outstanding	$ 3,380,904,367
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	3,380,777,158
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
Premium Reserve Money Market Shares Net assets applicable to shares outstanding	$ 327,092,909
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	327,009,001
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
Service Shares Net assets applicable to shares outstanding	$ 433,979
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	434,877
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00

* Institutional Money Market Shares of the Money Market Portfolio and Scudder Tax-Exempt Cash Institutional Shares of the Tax-Exempt Portfolio.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended April 30, 2005
Investment Income	Money Market Portfolio
Income: Interest	$ 74,789,250
Expenses: Management fee	6,250,764
Services to shareholders	10,190,113
Custodian fees	194,100
Distribution service fees	17,930,289
Auditing	46,246
Legal	73,659
Trustees' fees and expenses	75,490
Reports to shareholders	284,864
Registration fees	130,684
Other	157,477
Total expenses, before expense reductions	35,333,686
Expense reductions	(149,823)
Total expenses, after expense reductions	35,183,863
Net investment income	39,605,387
Net realized gain (loss) on investment transactions	1,874
Net increase (decrease) in net assets resulting from operations	$ 39,607,261

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Money Market Portfolio
	Years Ended April 30,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income	$ 39,605,387	$ 5,610,385
Net realized gain (loss) on investment transactions	1,874	86,771
Net increase in net assets resulting from operations	39,607,261	5,697,156
Distributions to shareholders from: Net investment income: Davidson Cash Equivalent Shares	(2,426,184)	—
Davidson Cash Equivalent Plus Shares	(860,296)	—
Institutional Money Market Shares	(1,599,818)	(952,664)
Institutional Select Money Market Shares	(21)	(9)
Premier Money Market Shares	(30,622,657)	(3,416,386)
Premium Reserve Money Market Shares	(4,091,309)	(1,191,736)
Service Shares	(4,876)	(1,145)
Portfolio share transactions: Proceeds from shares sold	3,693,493,597	3,642,546,705
Reinvestment of distributions	38,220,516	5,149,061
Cost of shares redeemed	(2,812,299,102)	(3,625,088,308)
Net increase (decrease) in net assets from Fund share transactions	919,415,011	22,607,458
Increase (decrease) in net assets	919,417,111	22,742,674
Net assets at beginning of period	3,289,107,586	3,266,364,912
Net assets at end of period (Including undistributed net investment income of $107,749 and $107,523, respectively)	$ 4,208,524,697	$ 3,289,107,586

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Money Market Portfolio — Institutional Money Market Shares

Years Ended April 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.017	.009	.014	.03	.06
Less distributions from net investment income	(.017)	(.009)	(.014)	(.03)	(.06)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.69	.93	1.45[a]	2.85[a]	6.32[a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	75	106	110	100	287
Ratio of expenses before expense reductions (%)	.24	.24	.31	.25	.27
Ratio of expenses after expense reductions (%)	.24	.24	.25	.23	.25
Ratio of net investment income (%)	1.69	.92	1.44	2.83	6.25

Money Market Portfolio — Premium Reserve Money Market Shares

Years Ended April 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.014	.006	.011	.03	.06
Less distributions from net investment income	(.014)	(.006)	(.011)	(.03)	(.06)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.36	.63	1.06	2.56	5.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	327	257	132	133	105
Ratio of expenses (%)	.56	.53	.58	.52	.67
Ratio of net investment income (%)	1.37	.63	1.12	2.54	5.54

a Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

1. Significant Accounting Policies

Cash Account Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Trust offers three portfolios: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio (the "Portfolios"). The financial statements of the Government & Agency Securities Portfolio and Tax-Exempt Portfolio are presented in separate annual reports. Money Market Portfolio offers seven classes of shares: Davidson Cash Equivalent Shares (commencement of operations September 27, 2004), Davidson Cash Equivalent Plus Shares (commencement of operations September 28, 2004), Institutional Money Market Shares, Institutional Select Money Market Shares, Premier Money Market Shares, Premium Reserve Money Market Shares and Service Shares. The financial highlights for the Davidson Cash Equivalent Shares (September 27, 2004), Davidson Cash Equivalent Plus Shares (September 28, 2004), Premier Money Market Shares, the Institutional Select Money Market Shares and the Service Shares of the Portfolio are provided separately and are available upon request.

The Portfolio's investment income, realized and unrealized gains and losses, and certain Portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares of that portfolio, except that each class bears certain expenses unique to that class such as distribution service fees, shareholder service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolios in the preparation of their financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolios have the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolios' claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, each Portfolio paid no federal income taxes and no federal income tax provision was required.

During the year ended April 30, 2005, the Money Market Portfolio utilized approximately $1,874 of its capital loss carryforward. At April 30, 2005, the Money Market Portfolio had a net tax basis capital loss carryforward of approximately ($786,000) which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until April 30, 2010, the expiration date, whichever occurs first.

Distribution of Income. Net investment income of each Portfolio is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Portfolios.

At April 30, 2005, the Portfolio's components of distribute earnings on a tax-basis are as follows:

Money Market Portfolio:
Undistributed ordinary income	$ 513,713
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (786,000)

In addition, during the years ended April 30, 2005 and April 30, 2004, the tax character of distributions paid to shareholders by each Portfolio is summarized as follows:

Portfolio	2005	2004
Money Market Portfolio:
Distributions from ordinary income	$ 39,605,161	$ 5,561,940

Expenses. Expenses of the Trust arising in connection with a specific Portfolio are allocated to that Portfolio. Other Trust expenses which cannot be directly attributed to a Portfolio are apportioned pro rata on the basis of relative net assets among the Portfolios in the Trust.

Contingencies. In the normal course of business, the Portfolios may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under the Management Agreement, Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Trust in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Portfolio. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to 1/12 of the annual rate of 0.22% of the first $500,000,000 of the Portfolio's combined average daily net assets, 0.20% of the next $500,000,000 of such net assets, 0.175% of the next $1,000,000,000 of such net assets, 0.16% of the next $1,000,000,000 of such net assets and 0.15% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the the year ended April 30, 2005, the Portfolios incurred management fees equivalent to the following annual effective rates of each Portfolio's average daily net assets:

Portfolio	Annual Effective Rate (%)
Money Market Portfolio	.16

The Advisor and certain of its subsidiaries have voluntarily agreed to maintain the annualized expenses at 0.95%, 0.80%, 0.25% and 0.20% of the Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Institutional Money Market Shares and Institutional Select Money Market Shares of the Money Market Portfolio, respectively, for the year ended April 30, 2005. Effective March 17, 2005 through July 31, 2005, the Advisor has contractually agreed to waive or reimburse all or a portion of its management fee and reimburse or pay operating expenses at 1.00% of the Service Shares of the Money Market Portfolio. Certain expenses such as taxes, brokerage and interest expense are excluded from the expense limitation.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent of the Trust. For the the year ended April 30, 2005, the amounts charged to the Portfolio by SISC were as follows:

Portfolio	Total Aggregated	Waived	Unpaid at April 30, 2005
Money Market Portfolio:
Davidson Cash Equivalent Shares	$ 424,286	$ 96,544	$ 52,072
Davidson Cash Equivalent Plus Shares	89,715	11,222	21,599
Institutional Money Market Shares	23,686	—	3,848
Institutional Select Money Market Shares*	—	—	—
Premier Money Market Shares	8,952,852	—	1,516,136
Premium Reserve Money Market Shares	341,816	—	55,506
Service Shares	1,975	147	—

* Fee for period is less than $1.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Portfolio.

Distribution Service Agreement. The Trust has a distribution service agreement with Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor. For its services as primary distributor, the Trust pays SDI an annual fee ("Distribution Fee") of 0.60%, 0.60% and 0.50% of average daily net assets for the Premier Money Market Shares of the Portfolio, up to 0.075% (currently 0.01%) of the average daily net assets for the Institutional Money Market Shares of the Portfolio and 0.10% of the average daily net assets for the Premium Reserve Shares of the Portfolio.

For the year ended April 30, 2005, the Distribution Fee was as follows:

Portfolio	Distribution Fee	Unpaid at April 30, 2005
Money Market Portfolio:
Davidson Cash Equivalent Shares	$ 493,993	$ 79,761
Davidson Cash Equivalent Plus Shares	131,910	22,006
Institutional Money Market Shares	9,717	722
Premier Money Market Shares	8,008,803	701,758
Premium Reserve Money Market Shares	298,476	26,416
Service Shares	4,301	232

In addition, SDI provides information and administrative services to the Davidson Cash Equivalent Shares, the Davidson Cash Equivalent Plus Shares, the Premium Reserve Money Market Shares and the Institutional Money Market Shares of the Portfolio which pay SDI a fee ("Service Fee") as follows:

The Davidson Cash Equivalent Shares of each Portfolio pay SDI an annual fee of 0.20% of average daily net assets. The Davidson Cash Equivalent Plus Shares of the Portfolio pay SDI an annual fee of 0.25% of average daily net assets. The Premier Money Market Shares of the Portfolio pay SDI an annual fee of 0.25% of average daily net assets. The Premium Reserve Money Market Shares of the Portfolio pay SDI an annual fee of 0.15% of average daily net assets. The Institutional Money Market Shares of the Portfolio pay SDI an annual fee of up to 0.075% (currently 0.01%) of average daily net assets. A portion of these fees may be paid pursuant to a Rule 12b-1 Plan.

For the year ended April 30, 2005, the Service Fee was as follows:

Portfolio	Service Fee	Unpaid at April 30, 2005
Money Market Portfolio:
Davidson Cash Equivalent Shares	$ 411,657	$ 66,057
Davidson Cash Equivalent Plus Shares	105,536	17,730
Institutional Money Market Shares	9,717	711
Premier Money Market Shares	8,008,801	690,025
Premium Reserve Money Market Shares	447,378	39,624

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Insurance Brokerage Commissions. The Portfolio paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Portfolio for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Portfolio. The amounts for 2002 and 2003 were as follows:

Portfolio	2002	2003
Money Market Portfolio	$ 3,343	$ 1,007

3. Expense Reductions

For the year ended April 30, 2005, the Advisor has agreed to reimburse the Trust the following amounts, which represent a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider:

Portfolio	Amount ($)
Money Market Portfolio	39,854

In addition, the Trust has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Portfolio's expenses. During the year ended April 30, 2005, the Money Market Portfolio's custody fees were reduced as follows:

Portfolio	Amount ($)
Money Market Portfolio	2,056

4. Line of Credit

The Trust and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Share Transactions

The following table summarizes share and dollar activity in the Portfolio:

Money Market Portfolio	Year Ended April 30, 2005		Year Ended April 30, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Davidson Cash Equivalent Shares*	482,713,708	$ 482,713,708	—	$ —
Davidson Cash Equivalent Plus Shares**	175,333,419	175,333,419	—	—
Institutional Money Market Shares	284,068,975	284,068,975	243,026,732	243,027,111
Institutional Select Money Market Shares	—	—	207	207
Premier Money Market Shares	2,099,220,930	2,099,220,930	2,883,284,993	2,883,296,580
Premium Reserve Money Market Shares	649,802,859	649,802,859	511,412,653	511,413,148
Service Shares	2,353,706	2,353,706	4,797,136	4,809,659
		$ 3,693,493,597		$ 3,642,546,705
Shares issued to shareholders in reinvestment of distributions
Davidson Cash Equivalent Shares*	2,408,404	$ 2,408,404	—	$ —
Davidson Cash Equivalent Plus Shares**	853,710	853,710	—	—
Institutional Money Market Shares	1,580,498	1,580,498	848,891	848,891
Institutional Select Money Market Shares	21	21	9	9
Premier Money Market Shares	30,412,821	30,412,821	3,403,721	3,403,721
Premium Reserve Money Market Shares	2,960,491	2,960,491	895,295	895,295
Service Shares	4,571	4,571	1,145	1,145
		$ 38,220,516		$ 5,149,061
Shares redeemed
Davidson Cash Equivalent Shares*	(168,795,573)	$ (168,795,573)	—	$ —
Davidson Cash Equivalent Plus Shares**	(67,073,703)	(67,073,703)	—	—
Institutional Money Market Shares	(316,541,585)	(316,541,585)	(248,329,358)	(248,329,738)
Institutional Select Money Market Shares	—	—	—	—
Premier Money Market Shares	(1,673,996,930)	(1,673,996,930)	(2,984,475,523)	(2,984,487,247)
Premium Reserve Money Market Shares	(582,814,600)	(582,814,600)	(387,041,574)	(387,042,059)
Service Shares	(3,076,711)	(3,076,711)	(5,216,785)	(5,229,264)
		$ (2,812,299,102)		$ (3,625,088,308)
Net increase (decrease)
Davidson Cash Equivalent Shares*	316,326,539	$ 316,326,539	—	$ —
Davidson Cash Equivalent Plus Shares**	109,113,426	109,113,426	—	—
Institutional Money Market Shares	(30,892,112)	(30,892,112)	(4,453,735)	(4,453,736)
Institutional Select Money Market Shares	21	21	216	216
Premier Money Market Shares	455,636,821	455,636,821	(97,786,809)	(97,786,946)
Premium Reserve Money Market Shares	69,948,750	69,948,750	125,266,374	125,266,384
Service Shares	(718,434)	(718,434)	(418,504)	(418,460)
		$ 919,415,011		$ 22,607,458

* For the period from September 27, 2004 (commencement of operations) to April 30, 2005.

** For the period from September 28, 2004 (commencement of operations) to April 30, 2005.

6. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Cash Account Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Money Market Portfolio (the "Portfolio"), one of the portfolios constituting Cash Account Trust (the "Trust"), as of April 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Portfolio of Cash Account Trust at April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 16, 2005

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Proxy Voting

A description of the Portfolio's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Portfolio's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio of Investments

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of April 30, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholders' meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		76
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	76
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	76
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	76
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	76
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	76
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	76
William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	76
Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present). Director, The Germany Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).

* Inception date of the corporation which was the predecessor to the L.L.C.

		79
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	76
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[4] (1942) Trustee, 2004-present	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	127
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director[3], Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

n/a
Charles A. Rizzo[5] (1957) Treasurer, 2002-present

Managing Director[3], Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: Two International Place, Boston, Massachusetts 02110

6 Address: One South Street, Baltimore, Maryland 21202

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Notes

Notes

Principal Underwriter
Scudder Distributors, Inc.
222 S. Riverside Plaza
Chicago, IL 60606

ITEM 2.         CODE OF ETHICS.

As of the end of the period, April 30, 2005, Cash Account Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                   CASH ACCOUNT TRUST - MONEY MARKET PORTFOLIO
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's independent registered public accounting firm, billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

     Services that the Fund's Independent Registered Public Accounting Firm
                               Billed to the Fund

----------- ----------- ------------------- -------------- -------------------
Fiscal Year    Audit                           Tax Fees            All
   Ended    Fees Billed    Audit-Related       Billed to    Other Fees Billed
  April 30    to Fund   Fees Billed to Fund      Fund           to Fund
----------- ----------- ------------------- -------------- -------------------
2005          $44,484           $0                $6,066            $0
----------- ----------- ------------------- -------------- -------------------
2004          $44,608           $0                $6,066          $364
----------- ----------- ------------------- -------------- -------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance.

     Services that the Fund's Independent Registered Public Accounting Firm
          Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

-------------- ------------------- ---------------------- -------------------
                  Audit-Related                                  All
                  Fees Billed to    Tax Fees Billed to    Other Fees Billed
 Fiscal Year       Adviser and          Adviser and         to Adviser and
    Ended        Affiliated Fund      Affiliated Fund      Affiliated Fund
   April 30     Service Providers    Service Providers    Service Providers
-------------- ------------------- ---------------------- -------------------
2005               $511,500                 $0                    $0
-------------- ------------------- ---------------------- -------------------
2004               $149,900                 $0                    $0
-------------- ------------------- ---------------------- -------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls and additional related procedures.

                                       1

                               Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y's independence.

----------- -------------- -------------------- ------------------ ------------
                               Total Non-Audit
                                Fees billed to
                                 Adviser and
                              Affiliated Fund     Total Non-Audit
                             Service Providers    Fees billed to
                           (engagements related     Adviser and
                             directly to the    Affiliated Fund
                Total          operations and    Service Providers
            Non-Audit Fees financial reporting     (all other        Total of
Fiscal Year Billed to Fund     of the Fund)       engagements)       (A), (B)
   Ended
  April 30        (A)              (B)                 (C)            and (C)
----------- -------------- -------------------- ------------------ ------------
2005           $6,066               $0              $228,856         $234,922
----------- -------------- -------------------- ------------------ ------------
2004           $6,066               $0            $2,795,500       $2,801,066
----------- -------------- -------------------- ------------------ ------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

                                       ***

E&Y recently advised the Fund's Audit Committee that various E&Y member firms provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the "DB entities") between 2003 and 2005 that raise issues under the SEC auditor independence rules. The DB entities are within the
"Investment Company Complex" (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

First, E&Y advised the Audit Committee that in connection with providing permitted expatriate tax compliance services for DB entities during 2003 and
2004, member firms in China and Japan ("E&Y China" and "E&Y Japan,"
respectively) received funds from the DB entities that went into E&Y
"representative bank trust accounts" and were used to pay the foreign income taxes of the expatriates. E&Y has advised the Audit Committee that handling those funds was in violation of Rule 2-01 of Regulation S-X. (Rule
2-01(c)(4)(viii) provides that an accountant's independence is impaired if the accountant has custody of assets of the audit client.)

                                       2

Second, E&Y advised the Audit Committee that in connection with providing monthly payroll services to employees of certain DB entities from May 2003 to
February 2005, a member firm in Chile ("E&Y Chile") received funds from the
DB entities that went into an E&Y trust account and were used to pay the net salaries and social security taxes of executives of the DB entities. E&Y has advised the Audit Committee that handling those funds was in violation of Rule
2-01 of Regulation S-X.

Third, E&Y advised the Audit Committee that in connection with providing certain services in assisting a DB entity with various regulatory reporting requirements, a member firm in France ("E&Y France") entered into an engagement with the DB entity that resulted in E&Y France staff functioning under the direct responsibility and direction of a DB entity supervisor. E&Y advised the Audit Committee that, although the services provided were "permitted services" under Rule 2-01 of Regulation S-X, the structure of the engagement was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(4)(vi) provides that an accountant's independence is impaired if the accountant acts as an employee of an audit client.)

The Audit Committee was informed that E&Y China received approximately
$1,500, E&Y Japan received approximately $41,000, E&Y Chile received approximately $11,724 and E&Y France received approximately $100,000 for the services they provided to the DB entities. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar expatriate tax compliance services were provided to a number of
E&Y audit clients unrelated to DB or the Fund, E&Y has advised the SEC and the PCAOB of the independence issues arising from those services. E&Y advised the Audit Committee that E&Y believes its independence as independent registered public accounting firm for the Fund was not impaired during the period the services were provided. In reaching this conclusion,
E&Y noted a number of factors, including that none of the E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E&Y professionals responsible for the Fund's audits were not aware that these non-audit services took place, and that the fees charged were not significant to E&Y overall or to the fees charged to the Investment Company Complex. E&Y also noted that E&Y
China, E&Y Japan and E&Y Chile are no longer providing these services and that the E&Y France engagement has been restructured.

                                       3

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Money Market Portfolio (Premium Reserve
                                    Money Market Shares and Institutional Money
                                    Market Shares), a series of Cash Account
                                      Trust

By:                                 /s/Julian Sluyters
                                    -----------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 1, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Money Market Portfolio (Premium Reserve
                                    Money Market Shares and Institutional Money
                                    Market Shares), a series of Cash Account
                                      Trust

By:                                 /s/Julian Sluyters
                                    -----------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 1, 2005

By:                                 /s/Paul Schubert
                                    -----------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               July 1, 2005